EXHIBIT 99.1

FOR IMMEDIATE RELEASE
December 13, 2023

Judith A. Reinsdorf and Katherine M. Sandstrom Named to Toll Brothers Board of Directors

FORT WASHINGTON, Pa. December 13, 2023 – Toll Brothers, Inc. (NYSE: TOL) (TollBrothers.com), the nation’s leading builder of luxury homes, today announced that Judith A. Reinsdorf and Katherine M. Sandstrom have joined the Company’s Board of Directors. In addition, Carl B. Marbach, age 82, has informed the Company that he will not stand for re-election and will step down from the Board at its next annual meeting of stockholders in March 2024.
Ms. Reinsdorf, age 59, most recently served as executive vice president and general counsel of Johnson Controls International plc (NYSE: JCI), a global leader in building products and technology and integrated solutions. She held the same role at Tyco International from 2007 until 2016 and previously held a variety of senior legal positions at Monsanto, Pharmacia and C.R. Bard. She currently chairs the nominating and governance committee of the board of directors of EnPro Inc. (NYSE: NPO), an industrial technology company, and is a member of the board of Nurix Therapuetics, Inc. (NSDQ: NRIX), a biopharmaceutical company. She is also on the Board of Trustees of the University of Rochester and the board of the New Jersey Chapter of the National Association of Corporate Directors.
Ms. Sandstrom, age 54, is chair of the board of Healthpeak Properties, Inc. (NYSE: PEAK), a leading owner, operator and developer of real estate for healthcare discovery and delivery. She served for more than twenty years at Heitman LLC, a real estate management firm, where she held a variety of senior leadership positions including her role as senior managing director of public real estate securities. Ms. Sandstrom also serves on the boards of EastGroup Properties, Inc. (NYSE: EGP) and Urban Edge Properties (NYSE: UE), each a real estate investment trust.
Douglas C. Yearley, Jr., chairman and chief executive officer, stated: “We are very pleased and excited to welcome both Judy and Kathy to the Toll Brothers Board of Directors. Both are proven leaders with a wealth of experience in their respective fields. We look forward to benefitting from Kathy’s deep industry expertise and her astute investment acumen, as well as Judy’s extensive management experience at large and complex U.S. public companies across multiple industries. As we welcome them to our Board, we will miss the thoughtful guidance and experience that Carl has contributed to our Board for over 30 years. We wish him all the best and are deeply appreciative of his many years of distinguished service to Toll Brothers.”
ABOUT TOLL BROTHERS
Toll Brothers, Inc., a Fortune 500 Company, is the nation's leading builder of luxury homes. The Company was founded 56 years ago in 1967 and became a public company in 1986. Its common stock is listed on the New York Stock Exchange under the symbol “TOL.” The Company serves first-time, move-up, empty-nester, active-adult, and second-home buyers, as well as urban and suburban renters. Toll Brothers builds in over 60 markets in 24 states: Arizona, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Maryland, Massachusetts, Michigan, Nevada, New Jersey, New York, North Carolina, Oregon, Pennsylvania, South Carolina, Tennessee, Texas, Utah, Virginia, and Washington, as well as in the District of Columbia. The Company operates its own architectural, engineering, mortgage, title, land development, insurance, smart home technology, and landscape subsidiaries. The Company also develops master-planned and golf course communities as well as operates its own lumber distribution, house component assembly, and manufacturing operations.
Toll Brothers was named the #1 Home Builder in Fortune magazine’s 2023 survey of the World’s Most Admired Companies®, the eighth year it has been so honored. Toll Brothers has also been named Builder of the Year by Builder magazine and is the first two-time recipient of Builder of the Year from Professional Builder magazine. For more information visit TollBrothers.com.

Toll Brothers discloses information about its business and financial performance and other matters, and provides links to its securities filings, notices of investor events, and earnings and other news releases, on the Investor Relations section of its website (investors.TollBrothers.com).
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Forward-Looking Statements
This release contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. One can identify these statements by the fact that they do not relate to matters of a strictly historical or factual nature and generally discuss or relate to future events. These statements contain words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “can,” “could,” “might,” “should,” “likely,” “will,” and other words or phrases of similar meaning. Such statements may include, but are not limited to, information and statements regarding: expectations regarding inflation and interest rates; the markets in which we operate or may operate; our strategic priorities; our land acquisition, land development and capital allocation priorities; market conditions; our build-to-order and spec home strategy; demand for our homes; anticipated operating results and guidance; home deliveries; financial resources and condition; changes in revenues; changes in profitability; changes in margins; changes in accounting treatment; cost of revenues, including expected labor and material costs; selling, general, and administrative expenses; interest expense; inventory write-downs; home warranty and construction defect claims; unrecognized tax benefits; anticipated tax refunds; sales paces and prices; effects of home buyer cancellations; growth and expansion; joint ventures in which we are involved; anticipated results from our investments in unconsolidated entities; our ability to acquire or dispose of land and pursue real estate opportunities; our ability to gain approvals and open new communities; our ability to market, construct and sell homes and properties; our ability to deliver homes from backlog; our ability to secure materials and subcontractors; our ability to produce the liquidity and capital necessary to conduct normal business operations or to expand and take advantage of opportunities; and the outcome of legal proceedings, investigations, and claims.
Any or all of the forward-looking statements included in this release are not guarantees of future performance and may turn out to be inaccurate. This can occur as a result of incorrect assumptions or as a consequence of known or unknown risks and uncertainties. The major risks and uncertainties – and assumptions that are made – that affect our business and may cause actual results to differ from these forward-looking statements include, but are not limited to:
•the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages and strength of the U.S. dollar;
•market demand for our products, which is related to the strength of the various U.S. business segments and U.S. and international economic conditions;
•the availability of desirable and reasonably priced land and our ability to control, purchase, hold and develop such land;
•access to adequate capital on acceptable terms;
•geographic concentration of our operations;
•levels of competition;
•the price and availability of lumber, other raw materials, home components and labor;
•the effect of U.S. trade policies, including the imposition of tariffs and duties on home building products and retaliatory measures taken by other countries;
•the effects of weather and the risk of loss from earthquakes, volcanoes, fires, floods, droughts, windstorms, hurricanes, pest infestations and other natural disasters, and the risk of delays, reduced consumer demand, and shortages and price increases in labor or materials associated with such natural disasters;
•risks related to acts of war, terrorism or outbreaks of contagious diseases, such as Covid-19;

•federal and state tax policies;
•transportation costs;
•the effect of land use, environment and other governmental laws and regulations;
•legal proceedings or disputes and the adequacy of reserves;
•risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, indebtedness, financial condition, losses and future prospects;
•the potential loss of key management personnel;
•changes in accounting principles;
•risks related to unauthorized access to our computer systems, theft of our and our homebuyers’ confidential information or other forms of cyber-attack; and
•other factors described in “Risk Factors” included in our Annual Report on Form 10-K for the year ended October 31, 2022 and in subsequent filings we make with the Securities and Exchange Commission (“SEC”).
Many of the factors mentioned above or in other reports or public statements made by us will be important in determining our future performance. Consequently, actual results may differ materially from those that might be anticipated from our forward-looking statements.
Forward-looking statements speak only as of the date they are made. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise.
For a further discussion of factors that we believe could cause actual results to differ materially from expected and historical results, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K filed with the SEC and in subsequent reports filed with the SEC. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995, and all of our forward-looking statements are expressly qualified in their entirety by the cautionary statements contained or referenced in this section.